PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960




                                November 3, 2004







Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on Tuesday, December 21, 2004, at 2:00 PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered at this year's annual meeting. In addition to electing six directors to the board, stockholders are also being asked to approve a new director stock option plan to replace the previous plan which will expire October 18, 2005 and approve an increase in authorized Class A Common Stock from 20,000,000 shares to 30,000,000 shares.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                                     Sincerely,


                                                     Bruce A. Shear
                                                     President

                                    -- 1 --

                                    PHC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 2004

     The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on Tuesday, December 21, 2004, at 2:00 PM, for the following purposes:

1. To elect six directors (two to be elected by the holders of the Company's Class A Common Stock and four to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

2. To consider and vote upon a new director stock option plan to replace the current plan, which expires on October 18, 2005. If approved, the new plan will provide 350,000 shares of Class A Common Stock available for issuance under the plan;

3. To consider and vote upon the increase in authorized Class A Common Stock from 20,000,000 shares to 30,000,000 shares.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 22, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

          All stockholders are cordially invited to attend the meeting.


                                          By order of the Board of Directors

                                      /s/ Paula C. Wurts
                                          Paula C. Wurts, Assistant Clerk

Peabody, Massachusetts
November 3, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


                                    -- 2 --

                                    PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 21, 2004 at 2:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. A stockholder may revoke any proxy at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Assistant Clerk of the Company, or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended June 30, 2004 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-KSB upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about November 15, 2004.

     The Board of Directors has fixed October 22, 2004 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date, there were outstanding and entitled to vote 16,599,985 shares of Class A Common Stock and 776,991 shares of Class B Common Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive proxy cards, which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive proxy cards, which will contain a proposal relating to the election of the four members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock vote as one class.

     The Annual Meeting will be comprised of three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of four directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock for the approval of a new director stock option plan, to consider and vote on the increase in the number of authorized Class A Common Stock and for the conduct of such other business as may properly come before the Annual Meeting (the "General Session"). The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising

                                    -- 3 --
during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

     The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.


                                    -- 4 --

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock and Class B Common Stock (the only classes of voting capital stock of the Company currently outstanding) as of October 22, 2004, by (i) each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four most highly compensated executive officers other than its Chief Executive Officer who were serving as officers of the Company at the end of the 2004 fiscal year and whose salary and bonus for the 2004 fiscal year exceeded $100,000 and (v) all directors and officers of the Company as a group (the individuals specified in subsections (iii) and (iv) hereof collectively are referred to herein as the "Named Executive Officers"). Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:

                                                 Amount and
                     Name and                    Nature
                     Address of                  of Beneficial       Percent of
Title of Class       Beneficial Owner            Owner  (12)         Class
_______________________________________________________________________________

Class A Common Stock  Bruce A. Shear                  532,745(1)      3.1%
                      c/o PHC, Inc.
                      200 Lake Street
                      Peabody, MA   01960
                      Robert H. Boswell               195,052(2)      1.1%
                      c/o PHC, Inc.
                      200 Lake Street
                      Peabody, MA   01960
                      Paula C. Wurts                  142,238(3)        *
                      c/o PHC, Inc.
                      200 Lake Street
                      Peabody, MA   01960
                      Howard W. Phillips              141,125(4)        *
                      P. O. Box 2047
                      East Hampton, NY  11937
                      Gerald M. Perlow                108,750(5)        *
                      c/o PHC, Inc.
                      200 Lake Street
                      Peabody, MA   01960
                      Donald E. Robar                 108,352(6)        *
                      c/o PHC, Inc.
                      200 Lake Street
                      Peabody, MA   01960
                      William F. Grieco               103,375(7)        *
                      115 Marlborough Street
                      Boston, MA   02116
                      David E. Dangerfield             20,000(8)        *
                      5965 South 900 East
                      Salt Lake City, UT 84121
                      All  Directors and            1,351,637(9)      7.7%
                       Officers as a
                       Group (8 persons)

                                    -- 5 --

Class A Common
 Stock (continued)    Marathon Capital Mgmt, LLC      853,900         5.1%
                      P. O. Box 771
                      Hunt Valley, MD  21030
                      Peter S. Lynch                  668,681         4.0%
                      82 Devonshire Street, S8A
                      Boston, MA  02109
Class B Common
 Stock (10)           Bruce A. Shear                  721,259(11)    92.8%
                      c/o PHC, Inc.
                      200 Lake Street
                      Peabody, MA   01960
                      All Directors and               721,259        92.8%
                       Officers as a
                       Group (8 persons)

*    Less than 1%
1. Includes 115,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.25 to $1.11 per share.
2. Includes 73,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $.25 to $.75 per share.
3. Includes 73,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.25 to $.75 per share.
4. Includes 75,875 shares issuable pursuant to currently exercisable stock options having an exercise price range of $.22 to $1.33 per share.
5. Includes 62,625 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.22 to $6.63 per share.
6. Includes 66,125 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.22 to $6.63 per share.
7. Includes 61,625 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.22 to $3.50 per share.
8. Includes 20,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $ .55 to $1.33 per share.
9. Includes an aggregate of 549,000 shares issuable pursuant to currently exercisable stock options. Of those options, 5,500 have an exercise price of $6.63 per share, 6,000 have an exercise price of $3.50 per share, 6,000 have an exercise price of $2.06 per share, 12,500 have an exercise price of $1.33 per share, 3,750 have an exercise price of $1.11 per share, 6,000 have an exercise price of $1.03 per share, 6,000 have an exercise price of $.81 per share, 105,000 have an exercise price of $.75 per share, 15,000 have an exercise price of $.74 per share, 103,500 have an exercise price of $.55 per share, 11,250 have an exercise price of $.45 per share, 30,000 have an exercise price of $.35 per share, 230,500 have an exercise price of $.30 per share and 8,000 have an exercise price of $.22 per share.
10. Each share of class B common stock is convertible into one share of Class A Common Stock automatically upon any sale or transfer or at any time at the option of the holder.
11. Includes 56,369 shares of Class B Common Stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother,


                                    -- 6 --
     to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother's stock in the Company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
12. "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors).

     By virtue of the fact that Mr. Shear owns 92% of the Class B shares and the Class B shareholders have the right to elect all of the directors except the two directors elected by the Class A shareholders, Mr. Shear has the right to elect the majority of the members of the Board of directors and may be deemed to be in control of the Company.

     Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of October 22, 2004:

                    Bruce A. Shear .................................20.10%
                    All Directors and Officers as a Group
                    (8 persons).....................................23.58%


                                    -- 7 --

                              ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock. The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at six the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Gerald M. Perlow. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, Howard W. Phillips, William
F. Grieco and David E. Dangerfield. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Gerald M. Perlow), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the four nominees (Bruce A. Shear, Howard W. Phillips, William F. Grieco and David E. Dangerfield), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Gerald M. Perlow, Bruce A. Shear, Howard W. Phillips, William F. Grieco and David E. Dangerfield are presently directors of the Company and have consented to serve if reelected.

    Name                    Age                 Position
_______________________________________________________________________________

Bruce A. Shear              49   Director, President and Chief Executive Officer
Gerald M. Perlow, M.D.      66   Director and Clerk
Donald E. Robar (1)(2)      67   Director
Howard W. Phillips          74   Director
William F. Grieco (1)(2)    50   Director
David E. Dangerfield (1)    63   Director

(1) Member of Audit Committee.
(2) Member of Compensation Committee.

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the Company.

     Information with respect to the business experience and affiliations of the directors and officers of the Company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February 1996. From 1976 to 1980, he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over fifteen years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976. Since November 2003, Mr. Shear has been a member of the board of directors and compensation committee of Vaso Active Pharmaceuticals, Inc., a public company marketing and selling over-the-counter pharmaceutical products that incorporate Vaso's transdermal drug delivery technology.

     GERALD M. PERLOW, M.D. has served as a Director of the Company since May 1993 and as Clerk since February 1996. Dr. Perlow is a retired cardiologist who practiced medicine in Lynn, Massachusetts, and has been Associate Clinical Professor of Cardiology at the Tufts University School of Medicine since 1972. Dr. Perlow is a Diplomat of the National Board of Medical Examiners and the American Board of Internal Medicine (with a subspecialty in cardiovascular disease) and a Fellow of the American Heart Association, the American College of Cardiology and the American College of Physicians. From 1987 to 1990, Dr. Perlow

                                    -- 8 --
served as the Director, Division of Cardiology, at AtlantiCare Medical Center in Lynn, Massachusetts. Dr. Perlow served as a consultant to Wellplace.com, formerly Behavioralhealthonline.com, in fiscal year 2000 and has been a contributing journalist to Wellplace.com since 1999. Dr. Perlow received a B.A. from Harvard College in 1959 and an M.D. from Tufts University School of Medicine in 1963.

     DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer from February 1996 until April 2000. He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology at Colby-Sawyer College in New London, New Hampshire from 1967 to 1997 and is now Professor Emeritus. Dr. Robar received an Ed.D. from the University of Massachusetts in 1978, an M.A. from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

     HOWARD W. PHILLIPS has served as a Director of the Company since August 27, 1996 and has been employed by the Company as a public relations specialist since August 1, 1995. From 1982 until October 31, 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance.

     WILLIAM F. GRIECO has served as a Director of the Company since February 18, 1997. Mr. Grieco has been a Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization servicing science and technology companies, since 1999. From 2001 to 2002, he also served as Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology Company. From 1995 to 1999 he was Senior Vice President and General Counsel for Fresenius Medical Care North America. Prior to that, Mr. Grieco was a partner at Choate, Hall & Stewart, a general service law firm. Mr. Grieco received a BS from Boston College in 1975, an MS in Health Policy and Management from Harvard University in 1978 and a JD from Boston College Law School in 1981.

     DAVID E. DANGERFIELD has served as a Director of the Company since December 2001. Since 1977, he has served as the Chief Executive Officer for Valley Mental Health in Salt Lake City, Utah. Since 1974, Mr. Dangerfield has been a partner for Professional Training Associates (PTA). In 1989, he became a consultant across the nation for managed mental health care and the enhancement of mental health delivery services. David Dangerfield serves as a Board member of the Mental Health Risk Retention Group and Utah Alliance for the Mentally Ill, an advocacy organization of family and friends of the mentally ill, which are privately held corporations, and the Utah Hospital Association, which is a state organization. Mr. Dangerfield graduated from the University of Utah in 1972 with a Doctorate of Social Work after receiving his Masters of Social Work from the University in 1967.

           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

NON-DIRECTOR EXECUTIVE OFFICERS

   Name                 Age               Position
_______________________________________________________________________________

Robert H. Boswell       56    Senior Vice President
Paula C. Wurts          55    Controller, Treasurer and Assistant Clerk

     Information with respect to the business experience and affiliations of the non-director executive officers of the Company is set forth below.

     ROBERT H. BOSWELL has served as the Senior Vice President of the Company since February 1999 and as executive vice president of the Company from 1992 to 1999. From 1989 until the spring of 1994, Mr. Boswell served as the Administrator of the Company's Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company's substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

                                    -- 9 --

     PAULA C. WURTS has served as the Controller of the Company since 1989, as Assistant Clerk since January 1996, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer. Ms. Wurts served as the Company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held five meetings during the fiscal year 2004. During fiscal year 2004, each director attended 100% of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all Board committees on which such director served (during the periods that he served as a member). The Board has a standing audit committee (the "Audit Committee") and a standing compensation committee, but does not have a standing nominating committee.

     During fiscal 2004, the Audit Committee consisted of Dr. Dangerfield, Mr. Robar and Mr. Grieco. Dr. Dangerfield serves as the committee's chairman and financial expert as such term is defined by the SEC's rules and regulations. All members of the "Audit Committee" are independent under Rule 4200 (a)(15) of the NASD Manual and the standards promulgated under the Sarbanes Oxley Act of 2002, as applicable. There have been no changes to the audit committee charter adopted during the April 2000 Board of Directors meeting and filed with the fiscal year 2000 proxy statement. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Audit Committee discusses with management and the outside independent auditors the financial information developed by the Company, the Company's system of internal controls and the Company's audit process. The Audit Committee selects the independent auditors who will audit the books of the Company for that year and approves the fees to be charged for the audit and tax filings for the fiscal year ended June 30, 2005. The independent auditors meet with the Audit Committee both with and without the presence of the Company's management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The audit committee met five times during fiscal year 2004.

     During fiscal 2004, the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco. The Compensation Committee met twice during fiscal 2004. Mr. Shear does not participate in discussions concerning, or vote to approve, his compensation. Both members of the Compensation Committee are independent under Rule 4200(a)(15) of the NASD Manual.

                                    -- 10 --

Audit Committee Report

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2004 with the Company's independent registered public accounting firm, BDO Seidman, LLP, and management. The Audit Committee has discussed with BDO Seidman, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP, required by Independence Standards Board Standard No. 1 and has discussed with BDO Seidman, LLP its independence. The discussions that the Audit Committee had with BDO Seidman, LLP regarding the matters described above occurred before the filing with the SEC of the Company's Annual Report on form 10-KSB for fiscal 2004.


                                 AUDIT COMMITTEE
                                 David E. Dangerfield
                                 Donald E. Robar
                                 William F. Grieco




                                    -- 11 --

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Employment agreements

The Company has not entered into any employment agreements with its executive officers. The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

Executive Compensation

Three executive officers of the Company received compensation in the 2004 fiscal year, which exceeded $100,000. The following table sets forth the compensation paid or accrued by the Company for services rendered to these executives in fiscal year 2004, 2003 and 2002:

                         Summary Compensation Table
                                                                Long Term
                                                                Compensation
                                  Annual Compensation           Awards
                                                                _______________
 (a)                  (b)    (c)       (d)         (e)         (g)         (i)

                                                                 Securities
Name and                                                         Underlying
Principal                                          Other Annual  Options/   All Other
Position               Year    Salary    Bonus     Compensation  SARs       Compensation
                               ($)       ($)       ($)           (#)        ($)
_________________________________________________________________________________________

Bruce A. Shear         2004   $345,416   $25,147   $15,395 (1)       --    $    --
  President and Chief  2003   $306,771   $25,000   $15,730 (2)   40,000    $11,200
  Executive Officer    2002   $310,000   $37,500   $71,390 (3)   20,000    $ 3,400

Robert H. Boswell       2004  $155,417   $32,794   $15,582 (4)       --    $    --
  Senior Vice           2003  $152,937   $40,147   $12,820 (5)   25,000    $ 7,000
  President             2002  $137,000   $ 7,000   $67,301 (6)   25,000    $ 3,725

Paula C. Wurts          2004  $129,125   $17,647   $13,901 (7)        --   $    --
   Controller,          2003  $116,981   $22,000   $11,270 (8)    25,000   $ 7,000
   Treasurer and        2002  $111,800   $ 2,000   $36,825 (9)    25,000   $ 3,725
   Assistant Clerk

(1) This amount represents $5,063 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $5,532 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear, $912 in club membership dues paid by the Company for the benefit of Mr. Shear, $3,888 personal use of a Company car held by Mr. Shear.

(2) This amount represents $4,057 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,768 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, $1,387 in premiums paid by the Company with respect to disability insurance for the benefit of Mr. Shear, $2,009 in club membership dues paid by the Company for the benefit of Mr. Shear and $3,509 personal use of a Company car held by Mr. Shear.

(3) This amount represents $3,983 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,768 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, $336 in club membership dues paid by the Company for the benefit of Mr. Shear, $2,678 personal use of a Company car held by Mr. Shear and $59,625 based on the intrinsic value of the repricing of options held by Mr. Shear.

                                    -- 12 --

(4) This amount represents a $6,000 automobile allowance, $4,650 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $428 in membership dues paid by the Company for the benefit of Mr. Boswell, $699 in benefit derived from the purchase of shares through the employee stock purchase plan, and $3,805 based on the intrinsic value of the repricing of options held by Mr. Boswell.

(5) This amount represents a $6,000 automobile allowance, $3,212 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $640 in membership dues paid by the Company for the benefit of Mr. Boswell, $617 in benefit derived from the purchase of shares through the employee stock purchase plan, $401 in club membership dues paid by the Company for the benefit of Mr. Boswell and $1,950 based on the intrinsic value of the repricing of options held by Mr. Boswell

(6) This amount represents a $6,000 automobile allowance, $2,323 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $640 in membership dues paid by the Company for the benefit of Mr. Boswell, $363 in benefit derived from the purchase of shares through the employee stock purchase plan, and $57,975 based on the intrinsic value of the repricing of options held by Mr. Boswell.

(7) This amount represents a $4,800 automobile allowance, $5,063 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $233 in benefit derived from the purchase of shares through the employee stock purchase plan and $3,805 based on the intrinsic value of the repricing of options held by Ms. Wurts.

(8) This amount represents a $4,800 automobile allowance, $4,211 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $309 in benefit derived from the purchase of shares through the employee stock purchase plan and $1,950 based on the intrinsic value of the repricing of options held by Ms. Wurts.

(9) This amount represents a $4,800 automobile allowance, $4,319 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $181 in benefit derived from the purchase of shares through the employee stock purchase plan and $27,525 based on the intrinsic value of the repricing of options held by Ms. Wurts.

STOCK OPTION PLANS

     The 2003 Stock Option Plan provides for the issuance of a maximum of 1,300,000 shares of Class A Common Stock of the Company pursuant to the grant of incentive stock options to employees or nonqualified stock options to employees, directors, consultants and others whose efforts are important to the success of the Company. During fiscal 2004, the Company issued options to purchase 90,000 shares of Class A Common Stock. Prior to its expiration in August 2003, the Company issued options to purchase 1,828,500 shares of Class A Common Stock under the 1993 Stock Option Plan, of which 668,750 were exercised, 450,250 expired, and 709,500 remain outstanding as of October 22, 2004. These options were issued at market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring five years from the grant date.

     The Non-Employee Directors' Stock Option Plan provides for the grant of non-statutory stock options automatically at the time of each annual meeting of the Board. Through June 30, 2004, options for 145,500 shares were granted under this plan. A maximum of 350,000 shares may be issued under this plan. Each outside director is granted an option to purchase 10,000 shares of Class A Common Stock at fair market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring ten years from the grant date. Accordingly, options to purchase 40,000 shares of Class A Common Stock were issued under the plan in fiscal 2004.

                                    -- 13 --

Stock Option Grants

     During fiscal 2004, the Company granted options to purchase 130,000 shares of Class A Common Stock. Of the grants issued, 90,000 were incentive options and 40,000 were non-qualified stock options. The following table provides information about options granted to the officers and directors during fiscal 2004 under the Company's Stock Option Plans.

                    Individual Grants
                    __________________
(a)                 (b)              (c)               (d)          (e)
                    Number of        % of Total
                    Securities       Options/SARs
                    Underlying       Granted to         Exercise or
                    Options/SARs     Employees          Base Price   Expiration
Name                Granted (#)      in Fiscal Year     ($/Share)      Date
______________________________________________________________________________

Bruce A. Shear             0
Robert H. Boswell          0
Paula C. Wurts             0

All Directors and
 Officers as a
 group (8 Persons)    50,000           38.4%              $1.33     01/09/2009-
                                                                    01/08/2014

     The following table provides information about options granted to the non-employee directors during fiscal 2004 under the Company's 1995 Non-Employee Director Stock Option Plan.


                                    -- 14 --

                     Individual Grants
                     ___________________
(a)                  (b)            (c)              (d)            (e)
                     Number of      % of Total
                     Securities     Options/SARs
                     Underlying     Granted to       Exercise or
                     Options/SARs   Employees        Base Price      Expiration
Name                 Granted (#)    in FiscalYear    ($/Share)          Date
_______________________________________________________________________________

David Dangerfield     10,000           25%             $1.33         01/08/2014
William Grieco        10,000           25%             $1.33         01/08/2014
Gerald Perlow         10,000           25%             $1.33         01/08/2014
Donald Robar          10,000           25%             $1.33         01/08/2014

     The following table provides information about options exercised by officers and directors during fiscal 2004 and the number and value of options held at the end of fiscal 2004.

(a)                (b)         (c)           (d)               (e)
                                             Number of
                                             Securities        Value
                                             Underlying        of Unexercised
                                             Unexercised       In-the-Money
                    Shares                   Options/SARs at   Options/SARs at
                    Acquired                 FY-End (#)        FY-End ($)
Name                on         Value         Exercisable/      Exercisable/
                    Exercise   Realized ($)  UnexercisablE     Unexercisable
                    (#)
_______________________________________________________________________________

Officers
Bruce A. Shear            0      $    0      102,000/50,000     $69,870/$31,500
Robert H. Boswell     3,750       3,750       67,250/27,083     $44,723/$15,354
Paula C. Wurts        3,750       3,750       67,250/30,417     $44,723/$18,221

Directors
David Dangerfield         0           0       17,500/22,500     $ 6,925/$ 5,975
William Grieco        2,500       2,275       59,125/26,875     $33,300/$ 8,925
Gerald Perlow         1,875       1,875       60,125/26,875     $33,300/$ 8,925
Howard Phillips           0           0       73,375/25,125     $48,900/$ 8,420
Donald Robar          2,500       2,150       63,625/26,875     $33,300/$ 8,925

All Directors and
 Officers as a       17,375     $16,380     510,250/235,750    $315,040/$106,245
 group (8 persons)

     All options exercised were repriced, non-qualified options and required recognition of income by the parties exercising the options at the time of exercise. The options were exercised at $0.25 per share and the market price at the time of exercise ranged from $1.00 to $1.16 per share. To date, none of the shares acquired through the exercise of these options have been sold.

     In January 2001, all 791,500 shares underlying the then outstanding employee stock options were repriced to $0.25, which was greater than the then current market price, using the existing exercise durations. The computed effect of the option repricing of $16,435 and $2,505 was charged to compensation expense in the fiscal years ended June 30, 2004 and 2003, respectively.

                                    -- 15 --

Employee Stock Purchase Plan

     The Employee Stock Purchase Plan provides for the purchase of Class A Common Stock at 85% of the fair market value at specific dates, to encourage stock ownership by all eligible employees. A maximum of 500,000 shares may be issued under this plan. Under the Employee Stock Purchase Plan, all employees who work in excess of 20 hours per week and more than five months per year, with the exception of over 5% owners, may purchase shares of PHC, Inc. Class A Common Stock through payroll deduction. The price per share will be the lesser of 85% of the average of the bid and ask price on the first day of the plan period or the last day of the plan period. Plan periods are one year in duration and are designated by the Board of Directors.

     The 2004 plan period ended on January 31, 2004. During that period a total of 8,238 shares were issued at a purchase price of $0.67. Of the shares issued, 7,164 were issued to the two eligible officers of the Company resulting in compensation of $931 as indicated in the compensation table above. Another plan period is currently in effect and scheduled to end on January 31, 2005. Eleven employees including both eligible officers are currently participating in this plan. As of June 30, 2004, a total of 139,437 shares of Class A Common Stock have been issued under the plan.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive $5,000 stipend per year and $1,250 for each Board meeting they attend. In addition, directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan"). In January 2004, options to purchase 40,000 shares of Class A Common Stock at an exercise price of the then current market price of $0.74 were issued under the Director Plan. These options are included in the table above.

       PROPOSAL TO ADOPT THE 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On September 20, 2004, the Board of Directors of the Company voted to adopt, pending shareholder approval, a new stock purchase and option plan to replace the plan that will expire on October 18, 2005. The current plan has available 350,000 options for issue. Of that number 145,500 were issued and none were exercised or expired. The shares underlying the options not issued will be deregistered. The new plan is, in it's design, a duplicate of the 1995 Stock Option Plan which it replaces. If approved, a maximum of 350,000 shares of Class A Common Stock will be available to be issued under the plan. The purpose of the plan is to allow the Company to continue the grant of 10,000 stock options to each non-employee director for each year of service as a director. The non-employee directors of the Company are the only eligible recipients of the options under the Stock Plan and will, therefore, benefit from such approval. The Company plans to register the shares to be issued under the stock plan on Form S-8 to be filed by the Company under the Securities Act of 1933.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
        THE ADOPTION OF THE 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        Description of the proposed 2004 Non-Employee Director Stock Plan

     General. The Stock Plan was adopted by the Board of Directors on September 20, 2004 pending shareholder approval, to allow for options to be issued to directors to purchase up to 350,000 shares of class A common stock.

     The Board of Directors, or a committee of the Board, administers the Director Plan. Under the Director Plan, each non-employee director of the Company is automatically granted an option to purchase 10,000 shares of the

                                    -- 16 --

Class A Common Stock of the Company as of the date of each annual meeting of the Company. The option exercise price is the fair market value of the shares of the Company's Class A Common Stock on the date of the grant. The options are non-transferable and become exercisable as follows: 25% immediately and 25% on each of the first, second and third anniversaries of the grant date and expire ten years from the date of issue. If an optionee ceases to be a member of the Board of Directors for a reason other than death or permanent disability, the unexercised portion of the options, to the extent unvested, immediately terminate, and the unexercised portion of the options which have vested lapse 180 days after the date the optionee ceases to serve on the Board. In the event of death or permanent disability, all unexercised options vest and the optionee or his or her legal representative has the right to exercise the option for a period of 180 days or until the expiration of the option, if sooner.

     Non-Employee Stock Option Plan Federal Income Tax Information. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Director Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

     Under Section 83 of the Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture, " as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Director Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

     Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income-to the optionee.

     The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

     The Board of Directors will administer the Stock Plan. Under the Stock Plan, the Board of Directors has the authority to select the recipients of options or restricted stock and determine the terms of the options or restricted stock granted, including: (i) the number of shares; (ii) option exercise terms;
(iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the fair market value of the Class A Common Stock on the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no incentive stock option may be exercised more than 60 days following termination of employment. In the event that termination is due to death or disability, however, the option is exercisable for a period of one year following such termination. Options granted generally become exercisable in equal installments over a three-year period on the first, second and third anniversaries of the grant date and expire on the fifth anniversary of the grant date; however, some options may be issued for other terms and vesting at the discretion of the Board of Directors.

                                    -- 17 --

  PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

     On June 24, 2004, the Board of Directors of the Company voted to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock from 20,000,000 to 30,000,000 pending shareholder approval. The share increase is necessary to support the stock purchase and option plans and to support future growth through equity.

     The Company anticipates that it will require in the future a greater number of authorized shares of Class A Common Stock than is currently available under its Certificate of Incorporation. The availability of additional authorized shares will enable the Board to act with flexibility when and as the need arises to issue additional shares in the future without the delays necessitated by having to obtain a stockholder vote, to save the Company and its shareholders the significant costs of a special meeting and to take advantage of changing market and financial conditions in a more timely manner. Among the reasons for issuing additional shares would be to employees and directors pursuant to any option, stock ownership or other benefit plans or employment agreements, in public or private offerings as a means of obtaining additional capital for the Company's business, as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets, and to satisfy any current or future financial obligations of the Company.

     On October 19, 2004, in connection with a revolving credit, term loan and security agreement with CapitalSource Finance, LLC, the Company issued a warrant to CapitalSource Finance, LLC to purchase 250,000 shares of Class A Common Stock at an exercise price of $1.15 per share. The warrant is exercisable until October 19, 2014, but only if the Company has amended its Certificate of Incorporation to provide for adequate authorized Class A Common Stock to issue under the warrant, and has reserved those shares issuance under the warrant. The Company has an affirmative obligation under the warrant, at each annual meeting of its stockholders, to propose to amend the Company's Certificate of Incorporation such that it will have a sufficient number of its authorized but unissued shares of Class A Common Stock to permit the exercise in full of the warrant. As of October 22, 2004, the Company has 3,218,277 authorized and unissued shares of Class A Common stock.

     Additionally, the warrant is subject to a put provision pursuant to which the Company may be required to redeem the warrant, or shares issued under the warrant. The holder of the warrant may exercise the put during certain periods, including any period during which the Company does not have adequate shares of Class A Common Stock reserved and available for issuance and delivery upon the exercise of the warrant. If the holder of the warrant exercises the put provision, the redemption price of the warrant and underlying shares is dependent on the market price of the underlying shares on the date of redemption. The minimum redemption price of the warrant and underlying shares is $100,000, and maximum redemption price of the warrant and the underlying shares is $350,000.

     The Board has not proposed the increase in the amount of authorized shares of Class A Common Stock with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company, which may adversely affect the ability of the Company's stockholders to obtain a premium for their shares.

     The proposed increase in the number of authorized shares of Class A Common Stock will not change the number of shares of Class A Common Stock outstanding or the rights of the holders of the Class A Common Stock. Other than the possibility of issuing new shares of Class A Common Stock upon the exercise of outstanding stock options, options issued to employees or management under existing or future stock options plans, or issued and outstanding warrants, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Class A Common Stock that would be authorized by the proposed amendment to the Certificate of Incorporation. Any issuance of additional shares of Class A Common Stock could reduce the current stockholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Although the Board intends to issue Class A Common Stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of Class A Common Stock may have, among other things, a dilutive effect on earnings per share and on the equity and voting rights of stockholders. The Board believes, however, that the

                                    -- 18 --
benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.



                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
       INCREASING THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK





                                    -- 19 --

Independent Auditor Fees

     Audit Fees. BDO Seidman, LLP billed the Company an aggregate of $119,150 and $90,000 for professional services rendered in connection with its audit of the Company's annual financial statements for the fiscal years ended June 30, 2004 and June 30, 2003, respectively and its review of the Company's quarterly reports on Form 10-QSB for the respective fiscal years.


     Audit-Related Fees: BDO Seidman, LLP did not bill the Company for any Audit Related fees for the fiscal years ended June 30, 2003 and 2004.

        Tax Fees: BDO Seidman, LLP did not bill the Company for any Tax Fees for the fiscal year ended June 30, 2004 but did bill the Company $9,265 for the preparation of State tax forms in the fiscal year ended June 30, 2003.

     All Other Fees. BDO Seidman, LLP billed the Company an additional $4,000 in connection with the company's current report on form 8-K filed regarding the acquisition of Pivotal Research Centers, LLC and $8,000 in connection with the Company's registration statements on Form S-3 for the fiscal year ended June 30, 2004 and $4,000 for other services for the fiscal year ended June 30, 2003.

     The Company's Audit Committee considered the non-audit services rendered by BDO Seidman, LLP during fiscal 2004, as described under the caption " All Other Fees" above, and determined that such services were compatible with BDO Seidman, LLP's independence.

     The Audit Committee has adopted a policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. This policy requires that all services provided by the independent auditor including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-aqudit services provided by the Company's independent auditor during fiscal year ended June 30, 2004.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based solely on its review of Forms 3 and 4 furnished to the Company, the Company believes that, all directors, officers and beneficial owners of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act filed on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Indebtedness

     For approximately the last fifteen years, Bruce A. Shear, a director and the President and Chief Executive Officer of the Company, and persons affiliated and associated with him have made a series of unsecured loans to the Company and its subsidiaries to enable them to meet ongoing financial commitments. The borrowings generally were entered into when the Company did not have financing available from outside sources and, in the opinion of the Company, were entered into at market rates given the financial condition of the Company and the risks of repayment at the time the loans were made.

     During the period ended June 30, 2004, the Company paid Mr. Shear and affiliates approximately $62,515 in principal and accrued interest under the related party notes. The remaining balance of this debt, $52,000, was converted into 50,000 shares of class B common stock at the then current market price for class A common stock. As of June 30, 2004 all outstanding related party debt has been eliminated.


                                    -- 20 --

                     STOCKHOLDER PROPOSALS FOR 2005 MEETING

     Proposals of stockholders intended to be presented and director nominations intended to be made at the 2005 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Assistant Clerk, not later than July 23, 2005 for inclusion in the proxy statement for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2005, which has not been included in the Company's proxy material, must be received not later than September 15, 2005 to be considered timely.



                                    -- 21 --

                                  OTHER MATTERS


     The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     The Board of Directors of PHC, Inc. is making this solicitation and the expenses thereof will be borne by PHC, Inc. The principal solicitation is being made by mail; however, additional solicitations may be made by telephone, telegraph, or personal interview by officers of PHC, Inc. or employees of D. F. King & Co., Inc. PHC, Inc. expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy materials to beneficial owners. The fee of D. F. King & Co., Inc is estimated to be $4,000 plus customary additional payments for telephone solicitations and reimbursement of certain out-of-pocket expenses.


                                           By order of the Board of Directors


                                       /s/ Paula C. Wurts
                                           Paula C. Wurts, Assistant Clerk

November 3, 2004

     The Board hopes that stockholders will attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.


                                    -- 22 --

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2004 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2004 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2004 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on October 22, 2004 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 21, 2004 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)



                                    -- 23 --

   FORM OF PROXY FOR CLASS A COMMON STOCK SHAREHOLDERS

[X}  Please mark your
     votes as in this
     example.

                        Nominees:
                          Donald E. Robar
                          Gerald M. Perlow

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Donald E. Robar [  ]   [  ]     2. To approve the [  ]  [  ]  [  ]
   and Gerald  M. Perlow     [  ]   [  ]        Company's 2004 non-employee
   as the Class A Directors of the company,     director Stock Option Plan
   each to hold the office until the annual     with a maximum of 350,000
   meeting next following his election:         shares which may be issued
                                                under the plan.

  For all nominees except as noted below:    3. To approve the [  ]  [  ]  [  ]
 __________________________________________     proposed increase in
                                                authorized shares of Class
                                                A common stock from
                                                20,000,000 to 30,000,000

                                             4. In their discretion, the Proxies
                                                are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponetment thereof.


                                            PLEASE  MARK, SIGN, DATE AND  RETURN
                                            THIS  PROXY CARD  USING THE ENCLOSED
                                            ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)


                                    -- 24 --

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2004 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2004 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2004 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on October 22, 2004 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 21, 2004 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

                                    -- 25 --

               FORM OF PROXY FOR CLASS B COMMON STOCK SHAREHOLDERS

 [X}   Please mark your
       votes as in this
       example.
                        Nominees:
                          Bruce A. Shear
                          Howard W. Phillips
                          William F. Grieco
                          David E. Dangerfield

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Bruce A. Shear  [  ]   [  ]     2. To approve the [  ]  [  ]  [  ]
   Howard W. Phillips, William F. Grieco        Company's 2004 non-employee
   and David E. Dangerfield as the Class B      director Stock Option Plan
   Directors of the Company, each to hold       with a maximum of 350,000
   the office until the annual meeting          shares which may be issued
   next following his election.                 under the plan.

                                             3. To approve the [  ]  [  ]  [  ]
                                                proposed increase in
   For, all nominees except as noted below      authorized shares of class
 __________________________________________     A common stock from
                                                20,000,000 to 30,000,000.

                                             4. In their discretion, the Proxies
                                                are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponetment thereof.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THIS PROXY CARD  USING THE ENCLOSED
                                             ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.


                                    (FRONT)

                                    -- 26 --

Appendix A
                                    PHC, INC.

                  2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. Purpose. This 2004 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of PHC, Inc., a Massachusetts corporation (the "Company"), by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company to serve as members of its Board of Directors (the "Board").

2. Available Shares. The total number of shares of Class A Common Stock, $.01 par value, of the Company (the "Class A Common Stock") for which options may be granted under the Plan shall not exceed 350,000 shares, subject to adjustment in accordance with Section 10 of the Plan. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefore shall continue to be available under the Plan.

3. Administration. The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

4.   Granting of Options.

     During the term of the Plan and subject to the availability of shares under the Plan:

     At the time of each annual meeting of the Board, beginning with the first such meeting following shareholder approval of the plan, during the term of this Plan, there shall be granted to each director who is not a current or former employee of the Company an option to purchase 10,000 shares of Class A Common Stock.

     Except for the specific options referred to above, no other options shall be granted under the Plan.

5. Option Price. The purchase price of the stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 of the Plan. For purposes of the Plan, if, at the time an option is granted under the Plan, the Company's Class A Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is traded, if the Class A Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the Class A Common Stock on the Nasdaq National Market, if the Class A Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Class A Common Stock is not reported on the Nasdaq National Market or on a national securities exchange. If, at the time an option is granted under the Plan, the Company's Class A Common Stock is not publicly traded, "fair market value" shall be as determined (i) by the mutual agreement of the optionee and the Company, or (ii) if such parties are unable to reach such agreement within 30 days after the grant of such option, by a reputable appraiser selected by the Company (the "Appraiser"). The Appraiser shall determine


                                    -- 27 --
     the fair market value without giving any consideration, premium or discount to the fact that the optionee may own more or less than a majority of the outstanding stock of the Company. The Appraiser shall determine the fair market value not later than 60 days after the grant of such option. The cost of the appraisal as determined by the Appraiser shall be borne by the Company.

6.   Period  of  Option.   Unless  sooner  terminated  in  accordance  with  the
     provisions of Section 8 of the Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

7.   Vesting of Shares and Non-transferability of Options.

     (a) Vesting. Options granted under the Plan shall not be exercisable until they become vested. Options granted under the Plan shall vest in the optionee and thus become exercisable by the optionee as follows: 25% immediately and 25% on each of the first, second and third anniversary of the date of grant.

     (b) Legend on Certificates. The certificates representing such shares shall carry such appropriate legend and such written instructions shall be given to the Company's transfer agent as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     (c) Non-transferability. Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by him or her.

8.   Termination of Option Rights.

     (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board, and all options shall terminate after the 180-day period has expired.

     (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the earlier of the scheduled expiration date of the option or 180 days after the death or disability of the optionee.


                                    -- 28 --

9. Exercise of Option. Subject to the terms and conditions of the Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company at its principal office address, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of Class A Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of
     Section 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Class A Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred
     (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

10. Adjustments Upon Changes in Capitalization and Other Matters. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

     (a) Stock Dividends. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

     (b) Merger; Consolidation; Liquidation; Sale of Assets. In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Class A Common Stock, shares of such stock or other securities as the holders of shares of Class A Common Stock received pursuant to the terms of the merger, consolidation or sale.

     (c) Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.


                                    -- 29 --

     (d) No Fractional Shares. No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subsection
          (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

     (e) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Section 2 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

11. Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Class A Common Stock is then listed.

12. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

13. Option Agreement. Each option granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the officer executing it.

14. Term and Amendment of Plan. The Plan was adopted by the Board effective as of September 20, 2004 subject to approval by the stockholders of the Company. Options may not be granted under the Plan after September 20, 2014, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. Subject to the provisions of
     Section 4 above, options may be granted under the Plan prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by September 20, 2005, any grants of options under the Plan made prior to that date will be rescinded. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the stockholders, (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to
     Section 11), (b) materially modify the requirements as to eligibility to participate in the Plan, (c) materially increase benefits accruing to option holders under the Plan or (d) amend the Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Plan; and provided further that the provisions of the Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

15. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.


16. Governing Law. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.





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